Asset Impairment, Net	12 Months Ended
May 27, 2012
Asset Impairment Charges [Abstract]
Asset Impairment, Net
ASSET IMPAIRMENTS
During fiscal 2012, we recognized long-lived asset impairment charges of $0.5 million ($0.3 million net of tax), primarily related to the permanent closure of one Red Lobster, and the write-down of assets held for disposition based on updated valuations. During fiscal 2011, we recognized long-lived asset impairment charges of $4.7 million ($2.9 million net of tax), primarily related to the permanent closure of two Red Lobsters, the write-down of another Red Lobster based on an evaluation of expected cash flows, and the write-down of assets held for disposition based on updated valuations. During fiscal 2010 we recognized long-lived asset impairment charges of $6.2 million ($3.8 million net of tax), primarily related to the write-down of assets held for disposition based on updated valuations, the permanent closure of three Red Lobsters and three LongHorn Steakhouses and the write-down of two LongHorn Steakhouses and one Olive Garden based on an evaluation of expected cash flows. These costs are included in selling, general and administrative expenses as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2012, 2011 and 2010. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows.
The results of operations for all Red Lobster, Olive Garden and LongHorn Steakhouse restaurants permanently closed in fiscal 2012, 2011 and 2010 that would otherwise have met the criteria for discontinued operations reporting are not material to our consolidated financial position, results of operations or cash flows and, therefore, have not been presented as discontinued operations.